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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 10, 2000, included in American Biogenetic Sciences, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our firm included in this Registration Statement.

                                                         /s/ Arthur Andersen LLP

Melville, New York
May 1, 2000